Exhibit 99.1

FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This First Amendment to Third Amended and Restated Credit Agreement (this “First Amendment”) is made and entered into as of July 28, 2016 (the “First Amendment Effective Date”), by and among NEENAH PAPER, INC., a Delaware corporation (the “Company”), certain Domestic Subsidiaries of the Company, as borrowers (the “Domestic Borrowers”), NEENAH SERVICES GMBH & CO. KG and certain of its Subsidiaries, as borrowers (the “German Borrowers”), the other guarantors party hereto (such guarantors, together with the Domestic Borrowers and the German Borrowers, being collectively referred herein as the “Loan Parties”), the Lenders party hereto and JPMorgan Chase Bank, N.A., in its capacity as Administrative Agent (the “Agent”).

RECITALS:

WHEREAS, the Loan Parties are parties to that certain Third Amended and Restated Credit Agreement, dated as of December 18, 2014 (as previously amended, the “Credit Agreement”), by and among the Loan Parties, the financial institutions signatory thereto as lenders (individually, a “Lender” and collectively, the “Lenders”), and the Agent.  Capitalized terms used but not defined herein have the meaning set forth in the Credit Agreement.

WHEREAS, the Loan Parties have requested that the Credit Agreement be amended as hereinafter provided.

WHEREAS, subject to and upon the terms and conditions contained herein, the Lenders have agreed to the Loan Parties’ requests as set forth herein.

NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.                      Amendments to the Credit Agreement.  In reliance upon the representations, warranties, covenants and conditions contained in this First Amendment, and subject to the terms, and satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement is hereby amended as of the First Amendment Effective Date in the manner provided in this Section 1.

1.1                               Amendments to Definitions.

(a)                     The definition of “Defaulting Lender” contained in Section 1.01 of the Credit Agreement is hereby amended by amending and restating clause (d) of such definition in its entirety to read in full as follows:

(d) has become the subject of (i) a Bankruptcy Event or (ii) a Bail-In Action.

(b)                     The definition of “Fixed Charge Coverage Ratio” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

“Fixed Charge Coverage Ratio” means, with respect to any Person and without duplication, the ratio of (a) EBITDA less (i) Capital Expenditures not funded by Indebtedness permitted by Section 6.01(c), Section 6.01(m), or Section 6.01(p); less (ii) loans, advances and Investments made to Persons that are not Loan Parties, less (iii) cash payments of federal, state, foreign, provincial and local income or franchise taxes, plus (iv) Cash Dividends, EAV Distributions and other distributions with respect to Equity Interests held by a Loan Party to the extent received in cash by a Loan Party from any Person that is not a Loan Party, to (b) the sum of (i) cash Interest Expense, plus (ii) Scheduled Principal Payments, plus (iii) Cash Dividends paid by the Company to its shareholders, plus (iv) Stock Repurchases, plus (v) the Quarterly Domestic Equipment Component Amortization Amount per three calendar month period in respect of scheduled reductions, if any, of the Domestic Equipment Component as set forth in clause (a) of the definition of Domestic Equipment Component, plus (vi) the Quarterly German Equipment Component Amortization Amount per three calendar month period in respect of scheduled reductions, if any, of the German Equipment Component as set forth in clause (a) of the definition of German Equipment Component, plus (vii) the Quarterly Domestic Real Estate Component Amortization Amount per three calendar month period in respect of scheduled reductions, if any, of the Domestic Real Estate Component as set forth in clause (a) of the definition of the Domestic Real Estate Component, plus (viii) the Quarterly German Real Estate Component Amortization Amount per three calendar month period in respect of scheduled reductions, if any, of the German Real Estate Component as set forth in clause (a) of the definition of the German Real Estate Component; provided that the Capital Expenditures related to the filtration expansion project at the Appleton Mill shall not be included in the foregoing clause (a)(i), except with respect to the calculation of the Fixed Charge Coverage Ratio during any FCCR Test Period pursuant to Section 6.12.

All components of the Fixed Charge Coverage Ratio shall be determined for the applicable Person on a Consolidated basis, without duplication and for the four (4) most recent consecutive fiscal quarters of the applicable Person ending on or prior to the date of determination.

(c)                      The definition of “Loan Documents” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

“Loan Documents” means, collectively, this Agreement, the First Amendment, each Borrowing Subsidiary Agreement, each Joinder Agreement, any promissory notes issued pursuant to this Agreement, any Letter of Credit applications, the Collateral Documents, the Loan Guaranty and all other agreements, instruments, documents and certificates executed and delivered by a Loan Party to, or in favor of, the Administrative Agent or any Lender pursuant to the transactions contemplated hereby (excluding Swap Agreements and agreements evidencing Banking Services Obligations).  Any reference in this Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to this Agreement or such Loan Document as the same may be in effect at any and all times such reference becomes operative.

1.2                               New Definitions.  Section 1.01 of the Credit Agreement shall be amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

(a)                     “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

(b)                     “Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

(c)                      “EEA Financial Institution” means (i) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (ii) any entity established in an EEA Member Country which is a parent of an institution described in clause (i) of this definition, or (iii) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (i) or (ii) of this definition and is subject to consolidated supervision with its parent.

(d)                     “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

(e)                      “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

(f)                       “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

(g)                      “First Amendment” means that certain First Amendment to Third Amended and Restated Credit Agreement dated as of July 28, 2016, by and among the Borrowers, the other Loan Parties, the Administrative Agent and the Lenders party thereto.

(h)                     “Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

1.3                               Amendment to Section 2.20 of the Credit Agreement.  The paragraph immediately following paragraph (d) of Section 2.20 of the Credit Agreement shall be amended and restated in its entirety to read in full as follows:

If (i) a Bankruptcy Event or a Bail-In Action with respect to the Parent of any Lender shall occur following the date hereof and for so long as such event shall continue or (ii) the Swingline Lender or the Issuing Bank has a good faith belief that any Lender has defaulted in fulfilling its obligations under one or more other agreements in which such Lender commits to extend credit, the Swingline Lender shall not be required to fund any Swingline Loan and the Issuing Bank shall not be required to issue, amend or increase any Letter of Credit, unless the Swingline Lender or the Issuing Bank, as the case may be, shall have entered into arrangements with the Company or such Lender, reasonably satisfactory to the Swingline Lender or the Issuing Bank, as the case may be, to defease any risk to it in respect of such Lender hereunder.

1.4                               New Section 3.27 of the Credit Agreement. The Credit Agreement is hereby amended to add a new Section 3.27 at the end of Article III thereof, which new Section 3.27 shall read in full as follows:

Section 3.27                             EEA Financial Institutions.  No Loan Party is an EEA Financial Institution.

1.5                               New Section 9.20 of the Credit Agreement. The Credit Agreement is hereby amended to add a new Section 9.20 at the end of Article IX thereof, which new Section 9.20 shall read in full as follows:

Section 9.20                             Acknowledgement and Consent to Bail-In of EEA Financial Institutions.  Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)                     the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)                     the effects of any Bail-In Action on any such liability, including, if applicable:

(i)                                     a reduction in full or in part or cancellation of any such liability;

(ii)                                  a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)                               the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

1.6                               Amendment to Schedules.

(a)                     Schedule 1 to Exhibit C to the Credit Agreement is hereby amended in its entirety to read as set forth in Schedule 1 attached to this First Amendment.

SECTION 2.                      Conditions Precedent to First Amendment.  This First Amendment will be effective as of the First Amendment Effective Date, on the condition that the following conditions precedent will have been satisfied:

2.1                               Counterparts.  The Agent shall have received counterparts of this First Amendment duly executed by each of the Loan Parties, the Agent, and the Required Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telex, or other written confirmation from such party of execution of a counterpart hereof by such party).

2.2                               Amendment Fee.  The Agent shall have received for the account of each Domestic Tranche Lender who consents hereto by noon Dallas, Texas time on July 28, 2016, the amendment fee specified in that certain fee letter, dated July 13, 2016, between the Agent and the Company.

2.3                               Expenses.  To the extent invoiced, the Agent shall have received payment or reimbursement of its out-of-pocket expenses in connection with this First Amendment and any other out-of-pocket expenses of the Agent required to be paid or reimbursed pursuant to the Credit Agreement, including the reasonable fees, charges and disbursements of counsel for the Agent.

2.4                               Other Documents.  The Agent shall have been provided with such documents, instruments and agreements, and the Loan Parties shall have taken such actions, in each case as the Agent may reasonably require in connection with this First Amendment and the transactions contemplated hereby.

SECTION 3.                      Representations and Warranties.  The Loan Parties hereby represent and warrant to the Lenders the following (provided that such representations and warranties of the German Loan Parties shall be limited to the facts and circumstances of the German Loan Parties and their Subsidiaries):

3.1                               the representations and warranties contained in the Credit Agreement, as amended hereby, and the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct as of such earlier date, and except for any change of facts expressly permitted under the provisions of the Credit Agreement and the other Loan Documents;

3.2                               no Default or Event of Default has occurred and is continuing under the Credit Agreement; and

3.3                               this First Amendment has been duly executed and delivered by the Loan Parties, and the Credit Agreement, as amended hereby, constitutes a legal, valid and binding obligation of the Loan Parties, enforceable against the Loan Parties in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 4.                            No Waiver.  Nothing contained in this First Amendment shall be construed as a waiver by the Lenders of any covenant or provision of the Credit Agreement, the other Loan Documents, or of any other contract or instrument between the Loan Parties and any of the Lenders, and the failure of the Lenders at any time or times hereafter to require strict performance by the Loan Parties of any provision thereof shall not waive, affect or diminish any right of the Lenders to thereafter demand strict compliance therewith.  The Agent and the Lenders hereby reserve all rights granted under the Credit Agreement, the other Loan Documents, this First Amendment and any other contract or instrument between the Loan Parties and the Lenders.

SECTION 5.                            Survival of Representations and Warranties.  All representations and warranties made in this First Amendment, including any Loan Document furnished in connection with this First Amendment, shall survive the execution and delivery of this First Amendment and the other Loan Documents, and no investigation by the Agent or any closing shall affect the representations and warranties or the right of the Agent to rely upon them.

SECTION 6.                      Expenses.  As provided in Section 9.03 of the Credit Agreement and subject to the limitations expressly set forth therein, the Loan Parties hereby agree to pay on demand all legal and other fees, costs and expenses incurred by the Agent in connection with the negotiation, preparation, and execution of this First Amendment and all related documents.

SECTION 7.                            Severability.  Any provision of this First Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 8.                            APPLICABLE LAW.  THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 9.                            Successors and Assigns.  This First Amendment is binding upon and shall inure to the benefit of the Credit Parties and the Loan Parties and their respective successors and assigns, except the Loan Parties may not assign or transfer any of their rights or obligations hereunder without the prior written consent of the Agent, other than as expressly permitted under the terms of the Credit Agreement.

SECTION 10.                     Counterparts.  This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original but all of which when taken together shall constitute but one and the same instrument.  Delivery of an executed signature page of this First Amendment by facsimile transmission or PDF electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 11.                     Effect of Consent.  No consent or waiver, express or implied, by the Agent to or for any breach of or deviation from any covenant, condition or duty by the Loan Parties shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

SECTION 12.                     Headings.  The headings of this First Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 13.                     Reaffirmation of Loan Documents.  This First Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, and the other Loan Documents are hereby ratified, approved and confirmed in each and every respect.  All references to the Credit Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

SECTION 14.                     Loan Document.  This First Amendment constitutes a “Loan Document” under and as defined in the Credit Agreement.

SECTION 15.                     Entire Agreement.  THE CREDIT AGREEMENT, THIS FIRST AMENDMENT, THE OTHER LOAN DOCUMENTS, AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS FIRST AMENDMENT REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,

CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.

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IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date set forth above.

LOAN PARTIES:

DOMESTIC BORROWERS:

NEENAH PAPER, INC.

By:	/s/ Bonnie C. Lind
Name:	Bonnie C. Lind
Title:	Senior Vice President, Chief Financial Officer and Treasurer

NEENAH PAPER MICHIGAN, INC.

By:	/s/ Bonnie C. Lind
Name:	Bonnie C. Lind
Title:	Senior Vice President, Chief Financial Officer and Treasurer

NEENAH FILTRATION, LLC

By:	/s/ Bonnie C. Lind
Name:	Bonnie C. Lind
Title:	Senior Vice President, Chief Financial Officer and Treasurer

NEENAH TECHNICAL MATERIALS, INC.

By:	/s/ Bonnie C. Lind
Name:	Bonnie C. Lind
Title:	Senior Vice President, Chief Financial Officer and Treasurer

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NEENAH PAPER FVC, LLC

By:	/s/ Bonnie C. Lind
Name:	Bonnie C. Lind
Title:	Senior Vice President, Chief Financial Officer and Treasurer

NPCC HOLDING COMPANY, LLC

By:	Neenah Paper, Inc., as its sole member

By:	/s/ Bonnie C. Lind
Name:	Bonnie C. Lind
Title:	Senior Vice President, Chief Financial Officer and Treasurer

NEENAH PAPER FR, LLC

By:	/s/ Bonnie C. Lind
Name:	Bonnie C. Lind
Title:	Senior Vice President, Chief Financial Officer and Treasurer

NEENAH FMK HOLDINGS, LLC

By:	/s/ Bonnie C. Lind
Name:	Bonnie C. Lind
Title:	Senior Vice President, Chief Financial Officer and Treasurer

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ASP FIBERMARK, LLC

By:	/s/ Bonnie C. Lind
Name:	Bonnie C. Lind
Title:	Senior Vice President, Chief Financial Officer and Treasurer

FIBERMARK NORTH AMERICA, LLC

By:	/s/ Bonnie C. Lind
Name:	Bonnie C. Lind
Title:	Senior Vice President, Chief Financial Officer and Treasurer

[SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT — NEENAH PAPER, INC.]

GERMAN BORROWERS:

NEENAH SERVICES GMBH & CO. KG

By:	/s/ Armin Schwinn
Name:	Armin Schwinn
Title:	Managing Director of Neenah Germany GmbH (general partner)

NEENAH GESSNER GMBH

By:	/s/ Armin Schwinn
Name:	Armin Schwinn
Title:	Managing Director

NEENAH GESSNER GRUNDSTÜCKSVERWALTUNGSGESELLSCHAFT MBH & CO. KG

By:	/s/ Armin Schwinn
Name:	Armin Schwinn
Title:	Managing Director of Neenah Germany GmbH (general partner)

[SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT — NEENAH PAPER, INC.]

GERMAN GUARANTORS:

NEENAH GERMANY GMBH

By:	/s/ Armin Schwinn
Name:	Armin Schwinn
Title:	Managing Director

NEENAH PAPER INTERNATIONAL HOLDING COMPANY, LLC

By: Neenah Paper, Inc., as its sole member

By:	/s/ Bonnie C. Lind
Name:	Bonnie C. Lind
Title:	Senior Vice President, Chief Financial Officer and Treasurer

NEENAH PAPER INTERNATIONAL, LLC

By:	/s/ Bonnie C. Lind
Name:	Bonnie C. Lind
Title:	Senior Vice President, Chief Financial Officer and Treasurer

NEENAH PAPER INTERNATIONAL FINANCE COMPANY B.V.

By:	/s/ Bonnie C. Lind
Name:	Bonnie C. Lind
Title:	Managing Director

By:	/s/ D.W. Kwantes
Name:	TMF Netherlands B.V.
Title:	Managing Director B

[SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT — NEENAH PAPER, INC.]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Bank, Swingline Lender and a Domestic Tranche Lender

By:	/s/ Jennifer Heard
	Name:	Jennifer Heard
	Title:	Authorized Officer

J.P. MORGAN EUROPE LIMITED, as German Collateral Agent

By:	/s/ Matthew Sparks
	Name:	Matthew Sparks
	Title:	Authorized Officer

JPMORGAN CHASE BANK, N.A. (LONDON BRANCH), as a German Tranche Lender

By:	/s/ Matthew Sparks
	Name:	Matthew Sparks
	Title:	Authorized Officer

[SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT — NEENAH PAPER, INC.]

BANK OF AMERICA, N.A., as a Domestic Tranche Lender

By:	/s/ Dennis S. Losin
	Name:	Dennis S. Losin
	Title:	Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT — NEENAH PAPER, INC.]

BANK OF AMERICA, N.A., as a German Tranche Lender

By:	/s/ Dennis S. Losin
	Name:	Dennis S. Losin
	Title:	Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT — NEENAH PAPER, INC.]

COMMERZBANK AG, NEW YORK & GRAND CAYMAN BRANCHES, as a Domestic Tranche Lender

By:	/s/ James Boyle
	Name:	James Boyle
	Title:	Director

By:	/s/ Maric Duflos
	Name:	Maric Duflos
	Title:	Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT — NEENAH PAPER, INC.]

BMO HARRIS BANK, N.A., as a Domestic Tranche Lender

By:	/s/ Jason Hoefler
	Name:	Jason Hoefler
	Title:	Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT — NEENAH PAPER, INC.]

BMO HARRIS BANK, N.A., as a German Tranche Lender

By:	/s/ Jason Hoefler
	Name:	Jason Hoefler
	Title:	Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT — NEENAH PAPER, INC.]

GOLDMAN SACHS BANK USA, as a Domestic Tranche Lender

By:	/s/ Jerry Li
	Name:	Jerri Li
	Title:	Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT — NEENAH PAPER, INC.]

GOLDMAN SACHS BANK USA, as a German Tranche Lender

By:	/s/ Jerry Li
	Name:	Jerry Li
	Title:	Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT — NEENAH PAPER, INC.]

Schedule 1

Amended Schedule 1 to Exhibit C to the Credit Agreement

SCHEDULE I

EBITDA:

MINUS

(i) Capital Expenditures not funded by Indebtedness permitted by Section 6.01(c), Section 6.01(m) or Section 6.01(p):**

MINUS

(ii) loans, advances and Investments made to Persons that are not Loan Parties:

MINUS

(iii) cash payments of federal, state, foreign, provincial and local income or franchise taxes:

PLUS

(iv) Cash Dividends, EAV Distributions and other distributions with respect to Equity Interests held by a Loan Party to the extent received in cash by a Loan Party from any Person that is not a Loan Party:

(a) = EBITDA - (i) - (ii) - (iii) + (iv)

to the sum of:

(v) cash Interest Expense:

PLUS

(vi) Scheduled Principal Payments:

PLUS

(vii) Cash Dividends paid by the Company to its shareholders:

[SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT — NEENAH PAPER, INC.]

PLUS

(viii) Stock Repurchases:

PLUS

(ix) the Quarterly Domestic Equipment Component Amortization Amount per three calendar month period in respect of scheduled reductions, if any, of the Domestic Equipment Component as set forth in clause (a) of the definition of Domestic Equipment Component:

PLUS

(x) the Quarterly German Equipment Component Amortization Amount per three calendar month period in respect of scheduled reductions, if any, of the German Equipment Component as set forth in clause (a) of the definition of German Equipment Component:

PLUS

(xi) the Quarterly Domestic Real Estate Component Amortization Amount per three calendar month period in respect of scheduled reductions, if any, of the Domestic Real Estate Component as set forth in clause (a) of the definition of the Domestic Real Estate Component:

PLUS

(xii) the Quarterly German Real Estate Component Amortization Amount per three calendar month period in respect of scheduled reductions, if any, of the German Real Estate Component as set forth in clause (a) of the definition of the German Real Estate Component:

(b) = (v) + (vi) + (vii) + (viii) + (ix) + (x) + (xi) + (xii)

Fixed Charge Coverage Ratio: (a) divided by (b) = to

In Compliance: [Yes][No]

** Except with respect to the calculation of the Fixed Charge Coverage Ratio during any FCCR Test Period pursuant to Section 6.12 of the Credit Agreement, the Capital Expenditures related to the filtration expansion project at the Appleton Mill shall not be included in this clause (i).

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